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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 3, 1996 appearing on page F-1 of The Right Start, Inc.'s Annual Report on Form 10-K for the year ended June 1, 1996.



/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE LLP

Los Angeles, California
February 12, 1997